UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2025
_________________________________________________________
Barings BDC, Inc.
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200
N/A
(Former name or former address, if changed since last report.)
_________________________________________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	BBDC	The New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On May 8, 2025, Barings BDC, Inc. (the “Company” or “Barings BDC”) issued a press release announcing its financial results for the quarter ended March 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 2.02 of this Current Report on Form 8-K, and Exhibit 99.1 attached hereto, is being furnished by the Company in satisfaction of the public disclosure requirements of Item 2.02 of Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”).
Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 8, 2025. Stockholders were asked to consider and act upon the following proposals, each of which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2025 (the “Proxy Statement”):
•Proposal No. 1 – to elect three Class I directors to serve for a three-year term and until their successors have been duly elected and qualify (the “Director Election Proposal”); and
•Proposal No. 2 – to approve a proposal to authorize the Company, pursuant to subsequent approval of its Board of Directors, to issue and sell shares of its common stock (during the 12 months following such authorization) at a price below the Company’s then-current net asset value per share in one or more offerings, subject to certain limitations set forth in the Proxy Statement (including, without limitation, that the number of shares issued and sold pursuant to such authority does not exceed 30% of the Company’s then-outstanding common stock immediately prior to each such offering) (the “Below-NAV Share Issuance Proposal”).
All director nominees listed in the Director Election Proposal were elected by the Company’s stockholders at the Annual Meeting as Class I directors to serve until the Company’s 2028 annual meeting of stockholders and until their successors have been duly elected and qualified. The final voting results for each director nominee are set forth below:

Director	For	Against	Abstain	Broker Non-Votes
Eric Lloyd	55,604,951	2,370,847	1,761,221	—
Mark F. Mulhern	48,570,502	9,245,085	1,921,432	—
Robert Knapp	49,020,884	8,816,243	1,899,892	—
The final voting results for the Below-NAV Share Issuance Proposal, which was not approved by the Company’s stockholders, are set forth below:

	For	Against	Abstain	Broker Non-Votes
All stockholders	40,949,288	16,999,881	1,787,850	—
All stockholders excluding shares held by affiliated persons	27,139,302	16,999,881	1,787,850	—
Item 7.01.    Regulation FD Disclosure.
Additionally, on May 8, 2025, the Company made available on its website, www.baringsbdc.com, a supplemental investor presentation with respect to the first quarter 2025 earnings release. The information furnished in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings BDC, Inc.

Date: May 8, 2025	By:	/s/ Elizabeth A. Murray
Elizabeth A. Murray
Chief Financial Officer and
Chief Operating Officer